THE PRINCIPAL®

The Principal Financial Group®

LATIN AMERICA WORKSHOP

March 2015

Principal® Financial Group

INTRODUCTION

JOHN EGAN
Vice President
Investor Relations

AGENDA

Time	Topic	Presenter
8:30 a.m.	Introduction / Agenda	John Egan
8:35 a.m.	Opening Remarks	Luis Valdés
8:45 a.m.	LatAm Overview & Brazil	Roberto Walker
9:45 a.m.	The Principal in Chile	Pedro Atria
10:25 a.m.	Break	
10:55 a.m.	The Principal in Mexico	Alejandro Elizondo
11:35 a.m.	Financials	Michael Garvin
12:00 a.m.	Q&A	Panel
12:30 a.m.	Lunch	

USE OF NON-GAAP FINANCIAL MEASURES

A non-GAAP financial measure is a numerical measure of performance, financial position, or cash flows that includes adjustments from a comparable financial measure presented in accordance with U.S. GAAP.

The company uses a number of non-GAAP financial measures that management believes are useful to investors because they illustrate the performance of the company's normal, ongoing operations which is important in understanding and evaluating the company's financial condition and results of operations. While such measures are also consistent with measures utilized by investors to evaluate performance, they are not, however, a substitute for U.S. GAAP financial measures. Therefore, in our quarterly earnings release, the company has provided reconciliations of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure. The company adjusts U.S. GAAP financial measures for items not directly related to ongoing operations. However, it is possible these adjusting items have occurred in the past and could recur in future reporting periods. Management also uses non-GAAP financial measures for goal setting, as a basis for determining employee and senior management awards and compensation, and evaluating performance on a basis comparable to that used by investors and securities analysts.

The company also uses a variety of other operational measures that do not have U.S. GAAP counterparts, and therefore do not fit the definition of non-GAAP financial measures. Assets under management is an example of an operational measure that is not considered a non-GAAP financial measure.

Principal® Financial Group

FORWARD LOOKING STATEMENTS

Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized gains and losses, capital and liquidity positions, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended Dec. 31, 2014, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions may significantly affect the company's ability to meet liquidity needs, access to capital and cost of capital; conditions in the global capital markets and the economy generally; continued volatility or further declines in the equity, bond or real estate markets; changes in interest rates or credit spreads; the company's investment portfolio is subject to several risks that may diminish the value of its invested assets and the investment returns credited to customers; the company's valuation of securities may include methodologies, estimations and assumptions that are subject to differing interpretations; the determination of the amount of allowances and impairments taken on the company's investments requires estimations and assumptions that are subject to differing interpretations; gross unrealized losses may be realized or result in future impairments; competition from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance; a downgrade in the company's financial strength or credit ratings; inability to attract and retain sales representatives and develop new distribution sources; international business risks; the company's actual experience could differ significantly from its pricing and reserving assumptions; the company's ability to pay stockholder dividends and meet its obligations may be constrained by the limitations on dividends or distributions Iowa insurance laws impose on Principal Life; the pattern of amortizing the company's DAC and other actuarial balances on its universal life-type insurance contracts, participating life insurance policies and certain investment contracts may change; the company may need to fund deficiencies in its "Closed Block" assets that support participating ordinary life insurance policies that had a dividend scale in force at the time of Principal Life's 1998 conversion into a stock life insurance company; the company's reinsurers could default on their obligations or increase their rates; risks arising from acquisitions of businesses; changes in laws, regulations or accounting standards; a computer system failure or security breach could disrupt the company's business, and damage its reputation; results of litigation and regulatory investigations; from time to time the company may become subject to tax audits, tax litigation or similar proceedings, and as a result it may owe additional taxes, interest and penalties in amounts that may be material; fluctuations in foreign currency exchange rates; and applicable laws and the company's certificate of incorporation and by-laws may discourage takeovers and business combinations that some stockholders might consider in their best interests.

PRINCIPAL INTERNATIONAL

LUIS VALDÉS
President

WELCOME

PRINCIPAL FINANCIAL GROUP®

A GLOBAL INVESTMENT MANAGEMENT LEADER

- Fortune 500 company
- 135 year history
- 19.7 million customers
- Offices in 18 countries
- Nearly 14,900 employees worldwide *(34% outside of U.S.)*

Operating Earnings*
USD $ 1,443 Mn
2014



U.S. Insurance Solutions 16%
Retirement & Investor Services 57%
Principal International 19%
Principal Global Investors 8%

AUM by Source
USD $ 519 Bn
as of December 31, 2014



Principal Global Investors 22%
Retirement & Investor Services 51%
Principal International 22%
Corporate 1%
U.S. Insurance Solutions 4%

*After tax. Results exclude corporate.

PRINCIPAL INTERNATIONAL

OUR STRATEGY

Capitalize on large and growing middle class in key emerging Latin American and Asian markets by delivering pension, mutual fund and asset management expertise and solutions.

Brazil ✧ Chile ✧ Mexico

China ✧ Hong Kong ✧ India ✧ Indonesia

Malaysia ✧ Singapore ✧ Thailand

Principal Financial Group

PRINCIPAL INTERNATIONAL

RIGHT MARKETS

- Political stability
- Strong macroeconomic fundamentals
- Growing middle class

TEN LARGEST ECONOMIES BY DECADE

Current Principal International locations: Asia | Latin America

	1990	USD$ Trn	2000	USD$ Trn	2010	USD$ Trn	2020E	USD$ Trn	2030E	USD$ Trn
1	U.S.	5.9	U.S.	10.3	U.S.	15.0	U.S.	23.5	China	53.8
2	Japan	3.1	Japan	4.7	China	5.9	China	21.9	U.S.	38.5
3	Germany	1.7	Germany	1.9	Japan	5.5	Japan	6.1	India	15.0
4	France	1.2	UK	1.5	Germany	3.3	Germany	5.1	Japan	9.3
5	Italy	1.1	France	1.3	France	2.5	India	4.5	Germany	7.4
6	UK	1.0	China	1.2	UK	2.3	Brazil	3.9	Brazil	6.3
7	Canada	0.6	Italy	1.1	Italy	2.0	France	3.9	UK	5.8
8	Spain	0.5	Canada	0.7	Brazil	2.1	UK	3.7	France	5.7
9	Brazil	0.5	Brazil	0.6	Canada	1.6	Italy	2.7	Indonesia	4.7
10	China	0.4	Mexico	0.6	Russia	1.5	Russia	2.6	Russia	4.6

SOURCE: IMF, Standard Chartered Research

PRINCIPAL FINANCIAL GROUP®

INCREASING CONTRIBUTOR TO OPERATING EARNINGS

Principal International is positioned to capitalize on the global growth opportunities in emerging markets



Principal International OE as percent of total Principal Financial Group OE*
USD $ Bn
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1%
12%
19%
2001
2009
2014
Non-PI
PI

*After tax. Results exclude corporate.

LATIN AMERICA

ROBERTO WALKER
President – Latin America

Principal Financial Group

LATIN AMERICA

- Pension and Mutual Fund overview and opportunities
- Strong future growth
- Continue adding value for our customers

RIGHT STRATEGY AT THE RIGHT TIME

Extend retirement and long-term asset accumulation expertise in key markets with fast growing middle classes and retirement assets


Unprecedented demand for long term savings
Worldwide aging populations
ERA OF PERSONAL RESPONSIBILITY
Fiscally constrained governments
Globally competitive marketplace

Principal Financial Group

PENSION SAVINGS IN LATIN AMERICA

	Zero Pillar State Financed	First Pillar Mandatory Defined Benefit	Second Pillar Mandatory Defined Contribution	Third Pillar Voluntary
BRAZIL	Minimum Guaranteed Pension	Pay As You Go (PAYG)	N/A	P/VGBL, Mutual Funds
CHILE	Minimum Guaranteed Pension	Run Off	AFP	APV, APVC Mutual Funds
MEXICO	Minimum Guaranteed Pension	Run Off	AFORE	AFORE Mutual Funds

= PRINCIPAL FINANCIAL GROUP BUSINESSES

SOURCE: OECD Pensions at a Glance 2013, World Bank. Design Contribution Rates 3Q2014. [1] The World Bank's Conceptual Framework. The Fourth Pillar is also present in the framework but intentionally wasn't included here.

2ND LARGEST PENSION PROVIDER IN LATIN AMERICA

Combined AUM

USD $ 97.2 Bn



MEXICO (1993)

Pensions, Mutual Funds, Asset Management, Annuities

- AUM of USD $ 11.9 Bn
- 3.8 Mn Customers
- 5th largest AFORE (by AUM 6.3% market share)

CHILE (1995)

Pensions , Mutual Funds, Asset Management, Annuities

- AUM of USD $ 40.7 Bn
- 0.8 Mn Customers
- #1 in mandatory pensions for high income segment
- #1 in voluntary products by AUM

BRAZIL (1999)

Pensions, Mutual Funds, Asset Management, Annuities

Brasilprev – a 25% owned joint venture with Banco do Brasil

- AUM of USD $ 43.3 Bn
- 1.8 Mn Customers
- #1 Net Deposits
- #2 in AUM

Claritas – 62.73% indirectly owned diversified asset manager

- AUM of USD $ 1.3 Bn

AUM as of December 2014. SOURCES: Brazil : Fenaprevi December 2014. Mexico : CONSAR. Chile: SP.
The Principal is the 2nd largest pension provider in Latin America by AUM among multi-country pension providers.

Principal® Financial Group

LATIN AMERICA

PROJECTED MARKET GROWTH

Pensions

Pension Markets Overview
(USD $ 0.6 Tr)

Country	Population (millions)	Pension AUM (USD $ Bn)	Projected Growth Rates[1]
Brazil	199	160	15%
Chile	18	161	12%
Mexico	121	193	13%
Colombia[2]	48	79	15%
Peru[2]	30	37	14%

SOURCE: Cerulli Latin America Distribution Dynamics 2014, World Bank Pensions. [1]Local currency 5 year CAGR (2013-2018). [2]Principal Financial Group has no current presence in these markets. Brazil Closed Pension Funds excluded above

PROJECTED MARKET GROWTH

Mutual Funds

Mutual Fund Markets Overview
(USD $ 1.1 Tr)

Country	Mutual Fund AUM (USD $ Bn)	Projected Growth Rate[1]
Brazil	**885**	**12%**
Chile	**39**	**14%**
Mexico	**118**	**14%**
Colombia[2]	*24*	*17%*
Peru[2]	*6*	*16%*

SOURCE: Cerulli Latin America Distribution Dynamics 2014, World Bank Pensions. [1]Local currency 5 year CAGR (2013-2018).
[2]Principal Financial Group has no current presence in these markets.

Principal Financial Group

LATIN AMERICA

NEED FOR RETIREMENT AND ASSET MANAGEMENT

Currently a small pool of retirement assets

Percent of retirement assets relative to GDP


83%
62%
13%
15%
United States
Brazil
Chile
Mexico

Percent of mutual fund assets relative to GDP


96%
43%
15%
10%
United States
Brazil
Chile
Mexico

SOURCES: OECD Global Pension Statistics 2014
Cerulli Latin America Distribution Dynamics 2014, Global Markets 2014; IMF

LATIN AMERICA

PENSION CONTRIBUTION RATE

Great opportunity for voluntary savings



Contribution rates as % of taxable wage
7%
10%
28%
3%
4%
6%
1%
5%
5%
10%
5%
5%
6%
6%
11%
4%
8%
8%
13%
4%
14%
7%
13%
10%
20%
8%
24%
5%
24%
9%
Israel
Mexico
Switzerland
Chile
Canada
United States
Ireland
Luxemburg
Iceland
Sweden
Austria
Brazil
Spain
Italy
Employee
Employer

SOURCE: World Bank. Design Contribution Rates 3Q2014; OECD Pensions at a Glance (2013)

Principal Financial Group

LATIN AMERICA

DEVELOPING GROUP SOLUTIONS

- Growing middle class
- High affluent individuals have access to tailored solutions
- Group solutions provide savings for large % of population

Household Income Distribution



36.1%
47.5%
16.4%
BRAZIL
33.4%
49.4%
17.2%
CHILE
34.2%
50.3%
15.5%
MEXICO
Individual Solutions
Group Solutions
State Financed
Disadvantaged
Below 50% of median income
Middle Class
50% to 150% of median income
Affluent
Over 150% of median income

"Savings Democratization"

SOURCE: OECD Development Centre, Being "Middle Class" in Latin America

Principal Financial Group

LATIN AMERICA

NEED FOR HIGHER VALUE-ADDED PRODUCTS

- Latin America interest rates converging to developed economies
- Declining interest rates will drive:
  - Asset diversification
  - International investments
  - Asset allocation



Real Interest Rates (%)
US
Mexico
Brazil
Chile
20.0
15.0
10.0
5.0
0.0
-5.0
2002
2008
2014

Percentage of Pension Assets Invested Abroad



0%
0.1%
Brazil
17.5%
Colombia
18.5%
Mexico
35.2%
Peru
42.4%
Chile
50%

Percentage of Mutual Funds Assets Invested Abroad



0%
0.6%
Peru
2.0%
Brazil
6.2%
Mexico
21.0%
Chile
50%

Nominal rates adjusted for inflation. Cerulli Latin America Distribution Dynamics 2014, World Bank Pensions

Principal Financial Group

UNIQUE MULTICHANNEL DISTRIBUTION APPROACH

Robust and difficult to replicate model

PROPRIETARY
- INDIVIDUAL SALES FORCE
- GROUP SALES FORCE
- DIGITAL (future)

PLATFORM
- ALLIANCES
- THIRD PARTY

PARTNERSHIP

Banco Falabella

BANCO DO BRASIL

CREDIT SUISSE

UBS

M:S FONDOS

HSBC

Grupo Financiero Mifel

J.P.Morgan

ZURICH

Tanner Servicios Financieros

Bci Seguros

Allianz fondika

OLDMUTUAL

Principal Financial Group

CUSTOMER CENTRIC ADVISORY MODEL

- Needs-based approach
- Higher value added solutions
- Reach retirement and long-term savings goal

LATIN AMERICA

PROVEN INVESTMENT CAPABILITIES

Difficult to replicate Investment Platform:

- 100+ member investment team: Brazil, Chile & Mexico
- Asset allocation expertise in the region
- Access to exceptional global footprint with Principal Global Investors



Percentage of AUM in Top Two Quartiles
47%
54%
73%
46%
85%
86%
85%
85%
85%
1 Year
3 Year
5 Year
Dec. 31, 2013
Sep. 30, 2014
Dec. 31, 2014

Consistency | Discipline | Risk Control

NOTE: Internal calculation. Performance is related to AUM in Mutual Fund and Pension in Latin America compared to peer group, considers AUM of $ 83 USD Bn, or 85% of Total PFG LatAm AUM.

LATIN AMERICA

GOING DEEPER & BROADER INTO EXISTING COUNTRIES

- Primary focus is deeper in Brazil, Chile & Mexico through organic growth and M&A
- Continue to monitor Colombia & Peru

Targeted Markets	Pensions	Mutual Funds	Asset Mgmt	Annuities
Brazil	■ ○	■ ◌	■ ◌	■
Chile	■ ○	■	■	■ ○
Mexico	■ ◌	■ ◌	■ ◌	■

■ = Where we have a product offering today
○ = At scale
◌ = M&A targets

LATIN AMERICA

PROVEN TRACK RECORD



300
200
100
0
2009
2010
2011
2012
2013
2014
23% CAGR
24% Constant Currency
Operating Earnings[1] (USD $ Mn)
150
100
50
0
2009
2010
2011
2012
2013
2014
32% CAGR
40% Constant Currency
AUM[2] (USD $ Bn)
15
10
5
0
2009
2010
2011
2012
2013
2014
35% CAGR
38% Constant Currency
NCF[2] (USD $ Bn)

[1] Operating earnings as reported include economic ownership change in Brasilprev from 46% to 25% in June 2010
[2] AUM and net cash flows are on a combined basis

KEY TAKEAWAYS

Right markets
Strong growth potential

- Retirement and asset management market leader
- Meaningful presence in key Latin America countries
- Pioneers in product innovation
- Commitment to voluntary solutions

The only global pension expert in the region

Principal Financial Group

BRAZIL

ROBERTO WALKER

President – Latin America

Principal Financial Group

BRAZIL

LEVERAGING OUR COMPETITIVE ADVANTAGES

- Strong joint venture with Banco do Brasil
  - Successful co-management
  - Banco do Brasil exclusive pension offering until October 2032
- Asset management opportunities with Claritas
- Significant global opportunities with current platform
  - Higher value-added product knowledge
  - Expertise in Group solutions

Principal Financial Group

BRAZIL

PENSION SAVINGS IN BRAZIL

Zero Pillar State Financed	First Pillar Mandatory DB	Second Pillar Mandatory DC	Third Pillar Voluntary
Minimum Guaranteed Pension • 100% of minimum wage[1]	**PAYG** • 28% Salary Contribution with caps (17.5% Employers & 10.5% Employees) • Early retirement allowed at age 53 for men & 48 for women (subject to contribution years) • 8.5% GDP expenditure	**N/A**	**P/VGBL** • Offered through Brasilprev • IRA-like products provided by financial institutions • Qualified and Non-Qualified contributions **Mutual Funds** • Offered through Claritas • Provided mainly by banks

= PRINCIPAL FINANCIAL GROUP BUSINESSES

SOURCE: OECD Pensions at a Glance 2013, World Bank. Design Contribution Rates 3Q2014. [1]724 BRC or 300 USD is monthly minimum wage as of October 2014

Principal Financial Group

PRINCIPAL FINANCIAL GROUP IN BRAZIL

Principal Financial Group + Banco do Brasil = BRASILPREV

RETIREMENT EXPERTISE

- 135 year history
- Worldwide presence
- Retirement expertise
- Asset management expertise

DISTRIBUTION STRENGTH

- 200 year history
- Largest bank in Latin America*
- 61.6 Mn customers
- 5,500 branches

SUCCESSFUL JOINT VENTURE

- Partners since 1999
- #1 in net deposits
- #2 in AUM**
- 1.8 Mn customers
- USD $ 43.3Bn in assets***
- PFG holds 50.01% of common stock and has 25.005% economic interest
- In 2010, renewed exclusive distribution with Banco until October 2032

SOURCES: * Global Finance 2011. ** Fenaprevi, December 2014. *** As of December 2014

BRASILPREV

POWER OF ENGAGED DISTRIBUTION

AUM Brasilprev (USD $ Bn)


22% CAGR
33% Local Currency
16
22
27
35
36
43
2009
2010
2011
2012
2013
2014

Industry Net Cash Flow (USD $ Bn)[1]

	2009	2010	2011	2012	2013	2014
Industry NCF	9.8	14.0	15.9	20.5	14.4	16.6
Brasilprev share	21%	31%	29%	33%	49%	54%

SOURCE: Quantum Axis as of December 2014 (P/VGBL products only)

BRASILPREV

MARKET SHARE EVOLUTION

Fastest growing company

Currently #2 in market share

MARKET SHARE

P/VGBL Assets Under Management



32.3%
27.4%
26.1%
26.4%
25.0%
14.3%
2009
2010
2011
2012
2013
2014
Bradesco
Brasilprev
Itaú

SOURCE: Fenaprevi as of Dec 2014

BRASILPREV

STRONG DISTRIBUTION PARTNERSHIP

Robust and difficult to replicate model

PROPRIETARY

- INDIVIDUAL SALES FORCE
- GROUP SALES FORCE
- DIGITAL (future)

Brasilprev Sales Force

PLATFORM

- ALLIANCES
- THIRD PARTY

External Distributors

PARTNERSHIP

BANCO DO BRASIL

Principal Financial Group

BRASILPREV

OPPORTUNITIES WITH BANCO DO BRASIL DISTRIBUTION

Many growth drivers

- **Bank footprint**
  - Currently more than 5,500 branches covering entire country
  - Exclusive distribution throughout Banco do Brasil network
  - Sao Paulo under penetrated
- **Further reach of Banco do Brasil customers**
  - Banco has 61.6 million customers currently
  - Brasilprev has relationship with only 3% of Banco customers
  - Greater penetration of growing middle and affluent class
- **Recurring contributions**
  - Raise the percentage of customers making periodic contributions
  - Foster group solutions
- **Improvements in investment offerings**
  - High value added products
  - Increased asset diversification

Principal Financial Group

CAPITALIZING ON OPPORTUNITIES FOR VALUE-ADDED PRODUCTS

- Declining interest rates will drive:
  - Asset diversification
  - International investments
  - Asset allocation
- Synergies with Claritas and Principal Global Investors

Open Pension Funds Asset Allocation

98% domestic/invested locally


Multimarket*
1.6%
Balanced
1.6%
Money
Market
0.5%
Equity
1.9%
Fixed
Income
94.4%

SOURCE: Cerulli Latin America Distribution Dynamics 2014. *Multimarket funds can have 20% non-domestic exposure.

CLARITAS

A member of Principal Financial Group®

Pioneer in the Brazilian retail and institutional asset management market focused on multi-alpha generation strategies

- Doing business since 1999
- Expertise in asset allocation strategies
- First Brazilian long/short equity fund
- First to launch timber funds
- Active in warehouse real estate
- The Principal holds 62.7% ownership
- AUM of USD $ 1.3 Bn as of December 2014

Principal® Financial Group

CLARITAS

DIVERSIFIED AND UNIQUE ASSET ALLOCATION STRATEGIES

- Maturing investment markets will drive flows to Claritas strategies
- Recent regulation changes allow for more international diversification

OPEN FUNDS

- Long Only Equities
- Long/Short Equities
- Value
- Enhanced Index
- Macro

STRUCTURED PRODUCTS

- Timber
- Real Estate
- Private Credit

ASSET ALLOCATION

- Conservative
- Moderate
- Bold
- Aggressive
- Tailor Made

INTERNATIONAL EXPOSURE

- High Yield
- Preferred Securities
- Global Equity
- LatAm Equity

Principal Financial Group

CLARITAS

MULTICHANNEL DISTRIBUTION APPROACH

- **PROPRIETARY**
  - INDIVIDUAL SALES FORCE
    - Institutional
    - High net worth
  - GROUP SALES FORCE
  - DIGITAL (future)
- **PLATFORM**
  - ALLIANCES
  - THIRD PARTY
    - External Distributors
    - Banks
- **PARTNERSHIP**

Distribution synergies

- **Local to global:** Principal Global Investors distributes Claritas managed funds (Brazilian Equity Fund)
- **Global to local:** Claritas distributes Principal Global Investors managed funds (Dublin Platform)

Principal Financial Group

BRAZIL

KEY TAKEAWAYS

Ready for more growth

- Untapped markets
  - Underpenetrated markets
  - High value added products
- Strong JV with Banco do Brasil
- Asset management and mutual fund development with Claritas
- Organic growth combined with M&A opportunities

Principal Financial Group

CHILE

PEDRO ATRIA
Country Head Chile

Principal Financial Group

LEVERAGING OUR COMPETITIVE ADVANTAGES

- Complete product offering “From Hire Through Retire”
- Strong positioning in higher income savings market
- Leading investment performance
- Unique multi-channel distribution
- Expertise in higher value-added solutions

CHILE

PENSION SAVINGS IN CHILE

Zero Pillar	First Pillar	Second Pillar	Third Pillar
State Financed	Mandatory DB	Mandatory DC	Voluntary

Minimum Guaranteed Pension

- Approximately 38% of minimum wage[1]
- Eligible if mandatory savings are not sufficient

PAYG (Ended 1981)

- Around 19% salary contribution[2]
- Under management of IPS (Social Institute for Long-term savings)

AFP (Established 1981)

- 10% Salary Contribution up to UF 73.2 (USD $ 2,900 per Month)
- Includes self-employed
- Fee Charged over Salary: Range (0.47% - 1.54%)
- Retirement Income as Annuities or Programed Withdrawal

APV (Established 2002)

- Provided by AFP and Financial Institutions
- Fee charged over AUM
- Tax benefits and deferral
- APVC group solutions

Others

- CAV -Savings Account in AFP
- Mutual Funds
- Life Accumulation

= PRINCIPAL FINANCIAL GROUP BUSINESSES

SOURCE: OECD Pensions at a Glance 2013, World Bank. Design Contribution Rates 3Q2014. [1]$85,964 CLP Pension over 225,000 Minimum Wage as of July 2014. [2] http://www.spensiones.cl/portal/informes/581/articles-8011_pdf.pdf

Principal Financial Group

CHILE

SIGNIFICANT OPPORTUNITY FOR GROWTH

Low replacement rates create a great opportunity to advise and develop voluntary savings

6 OECD countries with 75+% gross pension replacement rate compared to Chile



Gross Replacement Rates (%)
100
90
80
70
60
50
40
30
20
10
0
42
76
77
79
80
83
91
Chile
U.S.
Austria
Denmark
Ireland
Czech Republic
Netherlands



Contributions as % of earnings
25
20
15
10
5
0
10
Need for Voluntary
22.5
Chile
Average for group of 6 top OECD countries

SOURCE: Organization for Economic Co-operation and Development (OECD) 2013: "Pensions at a Glance 2013"

CHILE

OUR BUSINESS

Complete product offering — "From Hire Through Retire"

MULTI-PRODUCT SOLUTION SET

ACCUMULATION
- Mandatory Pension
- Voluntary Pension
- Mutual Funds
- Life Accumulation

RETIREMENT INCOME
- Annuities
- Programmed withdrawal

COMPREHENSIVE ADVICE

INNOVATIVE ASSET ALLOCATION SOLUTIONS

STRONG INVESTMENT PERFORMANCE

Principal Financial Group

CHILE

PRINCIPAL FINANCIAL GROUP IN CHILE

100%[1] ownership and doing business in Chile since 1995

USD $ 40.7 Bn AUM[2]

- **Mandatory DC Pension Savings** (USD $ 29.9 Bn)
  - #1 in average contributor balance
  - #1 in market share of high income salaries (35%)
  - #1 in average monthly salary (86% above AFP average)
- **Voluntary Pension Savings** (USD $ 2.1 Bn)
  - #1 in APV AUM with 26% market share
  - #1 in mutual funds APV AUM
  - #1 in APV market share growth[3] (112 bps in last 12 months)
- **Long Term Savings and Asset Management** (USD $ 1.2 Bn)
  - #1 in CAV AUM with 36% market share
  - #1 in CAV market share growth (290 bps in last 12 months)
- **Retirement Income Solutions** (USD $ 6.8 Bn)
  - #1 in programmed withdrawals for higher income retirees
  - #4 in annuity reserves

[1]100% Principal Chile ownership; 97.96% Cuprum Ownership as of December 2014. [2]Combined AUM as of December 2014 includes AUM from holding companies. RANKINGS SOURCE: Superintendencia de Pensiones.[3]Ranking as of November 2014.

CHILE

CuprumAFP

ACQUISITION LOOK BACK

Bottom Line

- Transformative deal
- Compelling growth
- Completes our suite of comprehensive retirement solutions

What We Said

In February 2013, The Principal acquired 90.4% share of Cuprum AFP for USD $ 1.3 Bn

- 0.6 million customers and USD $ 32.7 Bn AUMs
- *EPS accretion 12 cents in 2013 and 23 cents in 2014 net of incremental financing costs*

What We Delivered

- Operating earnings and distributable cash flows above deal expectations
- Voluntary sales and cash flows above expectations and at the highest in Cuprum's history
- *EPS accretion of 13 cents in 2013, 30 cents in 2014 net of incremental financing costs**

*Reflects FX headwinds, actual encaje performance and final purchase GAAP accounting

Principal Financial Group

CUPRUM

MARQUEE AFP IN CHILE

- **#3** Mandatory Pension Provider *(by AUM)*
- **#2** in APV by AFP's *(voluntary pension by AUM)*
- **#1** in CAV *(voluntary non-pension by AUM)*
- Most desired customer base



Taxable Salary/Contributor (USD $ Ths per year)
25.1
15.0
14.4
11.4
10.3
9.8
13.8
Cuprum
Habitat
Capital
Provida
Modelo
Planvital
Market Average



Fee Income per Contributor (USD $ per year)
372
207
190
175
79
46
192
Cuprum
Capital
Habitat
Provida
Modelo
Planvital
Market Average



AUM per Contributor (USD $ Ths)
78.6
38.2
36.8
28.7
27.3
4.3
33.9
Cuprum
Habitat
Capital
Provida
Planvital
Modelo
Market Average

SOURCE: Lazard 2014

Principal Financial Group

THE HIGH-INCOME PLATFORM IN LATIN AMERICA

Cuprum has:

- Highest percentage of actively contributing clients (density)
- Fastest growing market share in voluntary savings



AUM per Customer vs. AUM
AUM per Customer (US $ Ths)
AUM (US $ Bn)
0
10
20
30
40
50
60
CuprumAFP
Old Mutual (Colombia)
Habitat (Peru)
Colfondos (Colombia)
Inbursa (Mexico)
Integra (Peru)
Profuturo GNP (Mexico)
Capital
Habitat
Prima (Peru)
Provida
Planvital
Protección (Colombia)
Porvenir (Colombia)
Banorte (Mexico)
Profuturo (Peru)
Invercap (Mexico)
Principal (Mexico)
Banamex (Mexico)
Modelo
Sura (Mexico)
Chilean AFPs
Other LatAm

SOURCE: Lazard 2014

Principal Financial Group

CUPRUM

INVESTMENT PERFORMANCE LEADER

Leading investment performance supported by global standards and expertise

MANDATORY FUNDS	12-MONTH RANK	3-YEAR RANK	SINCE INCEPTION*
A 80% equity limit	#1	#2	#2
B	#2	#1	#1
C	#1	#1	#1
D	#1	#2	#2
E 20% equity limit	#2	#3	#2

Investment Performance ranking over 6 competitors as of December 31, 2014.
*November 1980 for fund C; August 2002 for funds A,B,D & E

CUPRUM

GROWING MANDATORY SALARY BASE

Strong sales with industry leading retention

AFP Cumulative Net Transfers Of Salary Base

Jan 2009 – Nov 2014, excludes new entrants, number of transfers (Ths)



85.3
33.8
12.7
-74.1
-33.4
-24.2
Provida
Capital
Habitat
Modelo
Planvital
Cuprum

SOURCE: SVS, SP as of November 2014

CHILE

VOLUNTARY APV MARKET SHARE LEADER

Growth will continue by meeting client needs through financial advisory

Top Five Aggregated[1] APV Market Share



PRINCIPAL
SURA
HABITAT
METLIFE
SECURITY
30%
25%
20%
15%
10%
5%
0%
Cuprum Acquisition
25.4%
24.6%
26.1%
20.4%
20.0%
18.1%
18.9%
10.3%
8.2%
4.5%
4.5%
2009
2010
2011
2012
2013
2014

SOURCE: SVS, SP as of November 2014. [1]Includes AFP's, mutual funds, insurance companies, banks and brokerage companies

Principal Financial Group

CHILE

UNIQUE MULTICHANNEL DISTRIBUTION APPROACH

Robust and difficult to replicate model

- **PROPRIETARY**
  - **INDIVIDUAL SALES FORCE**
    - Cuprum Mandatory
    - Cuprum Voluntary
    - Principal Voluntary
  - **GROUP SALES FORCE**
    - Worksite
  - **DIGITAL** (future)
    - Mobile
- **PLATFORM**
  - **ALLIANCES**
    - Banco Falabella
    - Tanner Servicios Financieros
    - Bci Seguros
  - **THIRD PARTY**
    - Financial Advisors
- **PARTNERSHIP**

Principal Financial Group

CHILE

CAPITALIZING ON OPPORTUNITIES FOR HIGH VALUE-ADDED SOLUTIONS



HIGH VALUE ADDED SOLUTIONS
Long-term Savings
+
Pension Oriented
Financial advice, tax benefits, tools and technology
EDUCATION AND GUIDANCE
Pension and financial advice, tax benefits, tools and technology
Mutual Funds
Life Accumulation
CAV
Voluntary Annuities
PRODUCT SOLUTIONS
APV
APVC/G
Life Accumulation
Retirement Income

Product allocation

+

Customer-focused advisory model

CHILE

KEY TAKEAWAYS

Complete product offering – "From Hire Through Retire"

- Continued momentum with marquee franchise
- Growth opportunities
  - Chileans need to save more
  - Voluntary savings through
    - Advice
    - High value added products
- Organic growth using multi-channel distribution

Principal Financial Group

MEXICO

Alejandro Elizondo
Country Head Mexico

LEVERAGING OUR COMPETITIVE ADVANTAGES

- Growth in voluntary due to insufficient mandatory savings
- Capitalize on cross-selling platform with advisory based approach
- Unique multi-channel distribution
- Expertise in higher value added products

PENSION SAVINGS IN MEXICO

Zero Pillar
State Financed

Minimum Guaranteed Pension

- 100% of 1997 minimum wage value indexed to inflation

First Pillar
Mandatory DB

PAYG (Ended 1997)

- Funded by IMSS

Second Pillar
Mandatory DC

AFORE (Established 1997)

- 6.5% Salary Contribution
- Non compulsory for self-employed
- Fee Charged over AUM: Industry average 1.11% in 2015[1]
- Retirement Income as Annuities

Third Pillar
Voluntary

Voluntary AFORE

- Allows additional contributions into AFORE system

Mutual Funds

- Provided by Financial Institutions (Banks mainly)

[dotted box] = PRINCIPAL FINANCIAL GROUP BUSINESSES

SOURCE: OECD Pensions at a Glance 2013, World Bank. Design Contribution Rates 3Q2014. [1] CONSAR website.

PRINCIPAL FINANCIAL GROUP IN MEXICO

100% ownership and doing business in Mexico since 1993

USD$ 11.9 Bn AUM

	AUM (USD $ Bn)	Customers (Ths)
TOTAL MEXICO	**$11.9**	**3,774**
Pension	10.3	3,743
Mutual Funds	1.1	16
Annuities & Life	0.5	15

Target Markets

AUM as of December 31, 2014.

Principal Financial Group

MEXICO

AFORE MARKET SHARE

COMPANY	AUM (USD $ Bn)	RANK	MARKET SHARE	CUSTOMERS (in millions)	RANK	MARKET SHARE
XXI BANORTE	40.8	1	25.4%	17.6	1	33.3%
BANAMEX	27.0	2	16.8%	7.8	2	14.8%
SURA	23.8	3	14.8%	6.1	4	11.6%
PROFUTURO GNP	19.8	4	12.3%	3.3	6	6.2%
THE PRINCIPAL	**10.2**	**5**	**6.3%**	**3.7**	**5**	**7.0%**
INVERCAP	10.2	6	6.3%	3.1	7	5.9%
PENSIONISSSTE	7.5	7	4.6%	1.2	8	2.4%
COPPEL	7.4	8	4.6%	6.5	3	12.4%
INBURSA	7.1	9	4.4%	1.1	10	2.2%
METLIFE	4.7	10	2.9%	0.9	11	1.9%
AZTECA	2.2	11	1.4%	1.3	9	2.4%
TOTAL MARKET	**160.5**			**52.7**		

SOURCE: CONSAR as of December 2014

Principal Financial Group

MEXICO

MUTUAL FUNDS MARKET SHARE

- Currently bank dominated
- 3rd party asset management will develop and mature

COMPANY	AUM (USD $ Bn)	RANK	MARKET SHARE	ANNUAL GROWTH	Distribution AUM	AUM % by 3rd PARTY DISTRIBUTION
BANAMEX	28.7	1	24.9%	-5.2%	0.0	0.0%
BANCOMER	22.7	2	19.7%	-2.9%	0.0	0.1%
SANTANDER	13.9	3	12.1%	-2.3%	0.2	1.6%
Others (12)	36.6		31.7%	-0.5%	2.2	6.0%
BANKS	**101.9**		**88.4%**	**-2.6%**	**2.4**	**2.4%**
GBM	4.3	9	3.7%	33.5%	0.4	9.9%
INTERACCIONES	1.6	12	1.4%	11.4%	0.1	8.3%
VALMEX	1.3	13	1.1%	9.0%	0.3	20.5%
Others (4)	1.9		1.7%	-5.1%	0.0	0.0%
BROKERAGE	**9.1**		**7.9%**	**15.8%**	**0.8**	**9.0%**
SURA	1.8	11	1.5%	4.6%	0.3	19.4%
THE PRINCIPAL	**1.1**	**14**	**1.0%**	**55.6%**	**0.8**	**69.9%**
COMPASS	0.5	19	0.4%	4.6%	0.4	75.6%
Others (3)	0.8		0.7%	47.1%	0.1	12.4%
INDEPENDENTS	4.2		3.6%	22.2%	1.6	37.9%
TOTAL MARKET	**115.2**			**-0.7%**	**4.8**	**4.2%**

SOURCE: AMIB as of December 2014

Principal Financial Group

MEXICO

HSBC

ACQUISITION LOOK BACK

Bottom Line

- Great acquisition
- Efficient addition of scale
- New distribution

What We Said

In August 2011 Principal Afore acquired 100% of HSBC Afore for USD $ 206.1 Mn

- 1.6 million customers and USD $ 3.1 Bn AUM
- 5-year exclusive distribution agreement (1,200+ branches and 2,000+ advisors)
- *EPS accretion 2-3 cents in 2011, 6-8 cents in 2012 and 15-20 bps improvement in ROE*

What We Delivered

- Efficient merger: less than 30 days, a record
- Added 2.6% of AUM market share onto our platform
- Distribution agreement has garnered USD $300 Mn of AUM as of December 2014
- Net cash flow higher than model
- Lower fee rate than transaction model, but earnings and ROE in-line with plan
- *EPS accretion of 2 cents in 2011, 6 cents in 2012, 8 cents in 2013 and 20 bps ROE accretion*

Principal Financial Group

UNIQUE MULTICHANNEL DISTRIBUTION APPROACH

Robust and difficult to replicate model

60% of new AFORE sales come from external distributors

70% of Mutual Fund AUM come from external distributors


PROPRIETARY
PLATFORM
PARTNERSHIP
INDIVIDUAL SALES FORCE
GROUP SALES FORCE
DIGITAL
ALLIANCES
THIRD PARTY
AFORE Mandatory
Mutual Funds
Worksite
Mobile
HSBC
J.P.Morgan
ZURICH
Grupo Financiero Mifel
UBS
CREDIT SUISSE
Allianz fondika
OLDMUTUAL
Brokers
Financial Advisors
Distribution Agreements
Banks

Principal Financial Group

MEXICO

SIGNIFICANT OPPORTUNITY FOR GROWTH

Low replacement rates create a great opportunity to advise and develop voluntary savings



Gross Replacement Rate
29%
42%
54%
Mexico
Chile
OECD Avg

SOURCE: OECD (2013): "Pensions at a Glance 2013." OECD net replacement rate for a male average earner

MEXICO

CAPITALIZING ON ASSET ALLOCATION OPPORTUNITIES

- Opportunities
  - Asset diversification
  - Growing voluntary savings
  - Higher value added solutions
- Synergies with Principal Global Investors

AFORE Industry
82% domestic/ locally invested



Structured 5%
Equity 24%
Fixed Income 71%

Mutual Funds Industry
94% domestic/ locally invested



Allocation 8%
Other 1%
Equity 11%
Short Term Fixed Income 47%
Other Fixed Income 33%

SOURCES: CONSAR as of December 2014 (AFORE); AMIB & Morningstar as of December 2014 (Mutual Funds); Cerulli Distribution Dynamics 2014

MEXICO

MUTUAL FUNDS EVOLUTION

- Rapid growth from multi-channel distribution model
- First lifecycle provider
- Strong investment performance

High value-added products:

- Only global provider focused on retirement and long-term savings
- Global asset allocation expertise



AUM (USD $ Mn)
20% CAGR
23% Local Currency
463
592
530
703
720
1,149
2009
2010
2011
2012
2013
2014

MEXICO

DIFFERENTIATION AND POSITIONING

- Stronger customer loyalty
- Higher contributions
- Lower lapses

Capitalize on cross selling platform



Expertise in Long-term investments
Lifecycle guidance
Monitoring, Education & Advisory
Client

Cross-sell Expertise

- Data Analytics
- Target Marketing

Higher replacement rates for customers

MEXICO

FINANCIAL EDUCATION IN A DEVELOPING MARKET

Regulator

- Leverage Principal Financial Group global expertise in pension markets
- CONSAR visits to Des Moines and Chile
- Principal Forum 2015

Consumers

- Media outreach and workshops
- Financial education campaigns (i.e. MIDE*)






Urge adecuar el sistema de pensiones



* Museo Interactivo de Economía (MIDE) / Interactive Museum of Economics

KEY TAKEAWAYS

Extending our success

- Better preparing our clients for retirement
  - Improving replacement rates
  - Grow voluntary savings
- Leverage unique multi-channel distribution model
- Capitalize on cross-selling platform
- Organic growth combined with M&A opportunities

FINANCIALS

MICHAEL GARVIN (GARV)
CFO – Latin America Region

FINANCIALS OVERVIEW

- Fee based businesses drive results and growth
- Net revenue growth and margin stability
- Increasing payout ratio

LATIN AMERICA

PROVEN TRACK RECORD



300
200
100
0
23% CAGR
24% Constant Currency
2009
2010
2011
2012
2013
2014
Operating Earnings[1] (USD $ Mn)
150
100
50
0
32% CAGR
40% Constant Currency
AUM[2] (USD $ Bn)
15
10
5
0
35% CAGR
38% Constant Currency
NCF[2] (USD $ Bn)
Brazil
Chile
Mexico

[1] Operating earnings as reported include economic ownership change in Brasilprev from 46% to 25% in June 2010
[2] AUM and net cash flows are on a combined basis

Principal Financial Group

BALANCED MIX OF EARNINGS

- Growth across the region
- Diversified by country

Operating Earnings by Country



2009
14%
10%
76%
2014
18%
28%
54%
2019E
22%
36%
42%
Brazil
Chile
Mexico

Operating earnings as reported include economic ownership change in Brasilprev from 46% to 25% in June 2010

UNDERSTANDING NET REVENUE GENERATION

Brazil

- Fees are charged as a percentage of AUM
- Spread of inflation indexes impacts net revenue

Chile

- ***Mandatory:*** fees are collected as a percentage of salary with a cap, not AUM (i.e. front end only); less volatile than AUM based fees
- ***Voluntary:*** fees are charged as a percentage of AUM
- Encaje returns are reported in net investment income
- Higher inflation benefits net revenue, reported in net investment income

Mexico

- Fees are charged as a percentage of AUM
- Encaje returns are reported in net investment income
- AFORE fee rates are annually approved by regulator

LATIN AMERICA

GROWING NET REVENUE

Stable pre-tax return on growing net revenue

Net Revenue (USD $ Mn)
Combined Basis


$1.5
$1.0
$0.5
$0
21% CAGR
23% Constant Currency
2009
2010
2011
2012
2013
2014
Mexico
Chile
Brazil

Pre-tax Return On Net Revenue
Combined Basis


80%
60%
40%
20%
58%
2009
2010
2011
2012
2013
2014
LatAm

(Includes Principal International corporate expenses)

Principal Financial Group

LATIN AMERICA

FEE vs. SPREAD

Growing Percentage of Net Revenue from Fee-Based Businesses

(Brasilprev at 25%)


2009
40%
60%
2014
18%
82%
2019E
14%
86%
Fee
Spread

Fee equals fees and other revenues; Spread equals premiums and others considerations plus net investment income minus benefits, claims and settlement expenses minus dividends to policyholders. Encaje in Mexico and Chile removed from net investment income and included as fees.

Principal Financial Group

VOLUNTARY vs. MANDATORY FEES

Cuprum acquisition added mandatory fee business and will be a base for growing voluntary fee business in the future

Growing Voluntary Fees
(Brasilprev at 25%)


2009
52%
48%
USD $125 Mn
2014
35%
65%
USD $500 Mn
2019E
48%
52%
Mandatory
Voluntary

INCREASING PAYOUT RATIO

Latin America generates capital sufficient to sustain organic growth and make distributions upstream

Distributions as a Percent of Net Income


2009
26%
2014[1]
42%
2019E
60%
Distributions

[1] Removed from net Income other after tax adjustments due to Chile tax reform USD $ (58.1) Mn

PRINCIPAL INTERNATIONAL

DRIVING ROE GROWTH

- Reported Principal International ROE ***7.8%***
- Influenced by
  - Leverage
  - FX headwind
  - Acquisitions
- Adjusted ROE around **11%**
- Expected growth from here



Revenue growth
Chile salary base growth
Operational efficiency
Stable margin
EARNINGS
ROE =
EQUITY
Encaje growth
Fee-based growth
Increasing payout ratio

CHECKBOOK ECONOMICS

- Brasilprev represents roughly 20% of earnings for BB Seguridade
- Given high growth and strong profitability implied multiple of ***Brasilprev could be higher***

BB Seguridade Valuation

Includes:

- Insurance (life, home, agriculture, auto)
- Pension (Brasilprev)
- Capitalization (special savings product with a private lottery)
- Bancassurance brokerage business

	Reais
Market Capitalization	$ 65.3 Bn
2014 Net Income	$ 3.223 Bn

Implied PE multiple = 20.3x

SOURCE: Bloomberg quotes for ticker BBSE3:BZ, as of February 27, 2015
http://www.bancodobrasilseguridade.com.br/

KEY TAKEAWAYS

Strong fundamentals enabling superior performance

- Fee-based businesses drive results and growth
- Net revenue growth and margin stability
- Increasing payout ratio

Q&A PANEL

Principal® Financial Group

APPENDIX

JOINT VENTURE ACCOUNTING TREATMENT

Joint ventures show up on income statement as either…

Line by line (consolidated)

or

Our share of net income is included in the net investment income line (non-consolidated)

JOINT VENTURE ACCOUNTING TREATMENT

Consolidated Joint Ventures:

- Majority ownership with full operational control
- Report all line items at 100%
- Remove partners' share of operating earnings (noncontrolling interest)

Claritas, Cuprum, India

Non-consolidated Joint Ventures:

- Own more than 20% without full operational control
- Report our share of the JV's net income including realized gains/losses in net investment income

Brasilprev, China, Southeast Asia

Principal Financial Group

PRINCIPAL INTERNATIONAL INCOME STATEMENT

Twelve months ended 31 December 2014
(in USD $ Mn)

	Reported	= 100% owned, Consolidated JVs, & PI Corporate	+ Non-Consolidated JVs	Non-Consolidated JVs (Companies at 100%)	
Premium and other considerations	225.7	225.7		173.6	
Fees and other revenues	438.9	438.9		754.8	
Net investment income	610.8	515.5	95.3	3,696.2	
Total Operating revenues	**1,275.4**	**1,180.0**	**95.3**	**4,624.6**	
Benefits, claims, and settlement expenses	612.8	612.8		3,642.0	
Operating expenses	361.8	361.8		392.8	
Total Expenses	**974.6**	**974.6**	**0.0**	**4,034.8**	
Operating earnings (losses) before tax and NCI*	300.8	205.5	95.3	589..8	
Income tax	30.3	30.3		221.6	
Operating earnings (losses) after tax, including NCI	270.5	175.2	95.3	368.2	
Operating earnings (losses) attributable to NCI	2.5	2.5		273.3	Partners' share
Operating earnings (losses)	268.0	172.7	95.3	95.1	Prin Intl share
Net realized capital gains/(losses)	(27.3)	(27.3)		0.2	Prin Intl share
Other after-tax adjustments	(58.1)	(58.1)			
Net income (loss) available to common stockholders	**182.6**	**87.3**	**95.3**	**95.3**	
		Chile Hong Kong India Mexico	Brazil China SE Asia		

* NCI = Non-Controlling Interest

Acronyms and Useful Links

- **AAFM** (Asociación de Administradoras de Fondos Mutuos de Chile) Chilean mutual funds managers association http://www.aafm.cl/
- **AFORE** (Administradora de Fondos para el Retiro) Mexican mandatory, privately administered pension system
- **AFP** (Administrador de Fondos de Pensiones) Chilean mandatory, privately administered pension system
- **ANBIMA** (Associação Brasileira das Entidades dos Mercados Financeiro e de Capitais) Brazilian mutual funds industry association http://portal.anbima.com.br/Pages/home.aspx
- **AMIB** (Asociación Mexicana de Intermediarios Bursátiles) Mexican Securities Industry Association http://www.amib.com.mx/
- **APV** (Ahorro Previsional Voluntario) Chilean voluntary pension savings [**APVC** (Colectivo) Group plan]
- **CAV** (Cuenta de Ahorro Voluntario) Chilean AFP voluntary savings account
- **CONSAR** (Comisión Nacional del Sistema de Ahorro para el Retiro) Mexican retirement savings regulator http://www.consar.gob.mx/
- **CNBV** (Comisión Nacional Bancaria y de Valores) Mexican financial market regulator http://www.cnbv.gob.mx/
- **FENAPREVI** (Federacao Nacional de Previdencia Privada e Vida) Brazilian industry group representing private pensions and insurance http://www.cnseg.org.br/fenaprevi/a-federacao/
- **IMSS** (Instituto Mexicano del Seguro Social) Mexican government entity dedicated to providing health services and social security to the insured population. http://www.imss.gob.mx
- **OECD** (Organization for Economic Co- operation and Development) International economic organization of 34 countries founded in 1961 to stimulate economic progress, compare policy experiences identify good practices and foster world trade.
- **PGBL** (Plano Gerador de Benefícios Livre) Brazilian defined-contribution private pension plan that allows the deferral of income tax due on up to 12% of the individual's income.
- **SP** (Superintendencia de Pensiones) Chilean pension regulator http://www.spensiones.cl/
- **SUSEP** (Supeintendência de Seguros Privados) Brazilian Insurance regulator http://www.susep.gov.br/
- **SVS** (Superintendencia de Valores y Seguros) Chilean financial market regulator http://www.svs.cl/
- **VGBL** (Vida Gerador de Benefícios Livre) Brazilian pension plan with a cash-value life insurance component with no tax charged on death benefits paid to a beneficiary

Product Overview - Brazil

Company	Product Line	Product	Description
Brasilprev			
	Pension Accumulation	PGBL & VGBL	PGBL: Variable deferred annuity product allowing tax deferral up to 12% of gross income. VGBL: Cash value life insurance policy with after-tax contributions. Both sold as defined contribution pension plans, providing annuitization option at retirement. Sold to individuals or as corporate plans. Both allow for the election of 2 methods of tax treatment: progressive (tax bracket at time of withdrawal) or regressive (declining tax bracket over time, from 35% to 10% over 10 years).
	Pension Accumulation	Traditional	Fixed deferred annuity, providing a minimum guaranteed rate of return and some sharing of returns in excess of the minimum guarantee. Provides retirement savings, with an annuitization option. This product is no longer sold.
	Income Annuities	Single-Premium Immediate Annuities	Income annuities provided to customers from the pension accumulation products (PGBL, VGBL, Traditional). Different benefit options exist, including lifetime income. Benefits are indexed, generally to inflation.
	Supplemental Life & Disability Term Insurance	Risk Riders	Supplemental term insurance sold with pension accumulation plans, providing some protection in case of death or total disability. Benefits are indexed, generally to inflation.
Claritas			
	Asset Management	Mutual Funds & Asset Management Services	Diversified asset manager with 4 distinct strategies: open funds, structured products, asset allocation and offshore funds

Principal® Financial Group

Product Overview - Chile

Company	Product Line	Product	Description
Cuprum Administradora de Fondos de Pensiones (AFP)			
	Mandatory Employee-funded Pension	AFP	Mandatory individual retirement savings, managed and administered by AFP´s under the privatized social security system. Cuprum is one of 6 administrators. Investment options are the multi-funds of the AFP (A-E). The product is defined and regulated by the AFP system.
	Voluntary Pension Savings	Ahorro Previsional Voluntario (APV)	Individual voluntary retirement savings using AFP multi-funds. Includes some tax benefits.
	Voluntary Savings Account	Cuenta de Ahorro Voluntario (CAV)	Voluntary savings account using AFP multi-funds.
	Retirement Income	Programmed Withdrawal	Retirement option provided to AFP customers, where a portion of their AFP balance can be withdrawn each period. The amount of the payment is determined by regulation, with no guarantee.
Principal Vida Chile			
	Life Insurance Accumulation	Universal Life & Variable Universal Life	Life insurance products with a focus on savings accumulation. Variable universal life products use mutual funds as the investment options and are sold under the APV umbrella, providing a tax-advantaged benefit for the customer. Older, Universal Life products include a minimum guaranteed return and are no longer sold.
	Income Annuities	Single-premium Immediate Annuities	Income annuities primarily related to retirement money accumulated in an AFP, but private annuities can include monies saved outside of the AFP system. Benefits provide a guaranteed lifetime income, usually for an entire family group, so include multiple beneficiaries. Benefits are indexed to inflation.
Principal Administradora General de Fondos (AGF)			
	Voluntary Pension Savings – Individual and Employer	Mutual funds APV and APV-C	Retirement plans sold either individually (APV) or at an employer level (APV-C). These pension accumulation products use the Principal mutual funds platform.
	Asset Management	Mutual Funds & Asset Management Services	Mutual fund company focused on retirement and long term savings.

Principal Financial Group

Product Overview - Mexico

Company	Product Line	Product	Description
Principal AFORE			
	Mandatory Pension Plans	AFORE- Mandatory Retirement Savings	Mandatory individual retirement accounts managed and administered by AFORE's under the privatized social security system. Principal is one of 11 administrators. Investment options are the AFORE funds (SIEFOREs). The product is defined and regulated by the AFORE system.
Principal Fondos de Inversiones (PFI)			
	Asset Management	Mutual Funds & Asset Management Services	Mutual fund company focused on retirement and long term savings.
Principal Pensiones			
	Income Annuities	Single-premium Immediate Annuities	Income annuities to provide benefits earned through the Mexican social security system. Benefits provide a lifetime income, usually for an entire family group, so include multiple beneficiaries. Benefits are indexed to inflation. These products are no longer sold.
Principal Seguros			
	Income Annuities	Single-premium group annuity	Principal Seguros has one single-premium group annuity. This is a group annuity purchased to provide income from an employer defined-benefit plan. These products are no longer sold.
	Life Insurance		There is a small block of legacy insurance products in Principal Seguros. These include some term life, whole life, and flexible universal life-type products. These products are no longer sold.

Principal® Financial Group

Non-GAAP Financial Measure Reconciliations

Principal Financial Group, Inc.

Non-GAAP Financial Measure Reconciliations

(in millions, except as indicated)

	Twelve Months Ended, 31-Dec-14
Operating Earnings (Losses):	
Total operating earnings (losses)	$1,317.90
Net realized capital gains (losses)	-100.5
Other after-tax adjustments	-106.3
Net Income (Loss) Available to Common Stockholders	$1,111.10